UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 3, 2013 (August 30, 2013)

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150 Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

(703) 902-2800

(Registrant’s telephone number, including area code)

460 Herndon Parkway, Suite 150, Herndon, VA 20170

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Richard Ramlall

On August 30, 2013, Richard Ramlall, who was serving as the Primus Telecommunications Group, Incorporated (the “Company”) Senior Vice President, Corporate Development and Chief Communications Officer resigned from all positions with the Company, effective August 30, 2013.

In connection with Mr. Ramlall’s resignation, the Company entered into a Separation and Release Agreement (the “Ramlall Separation Agreement”) with Mr. Ramlall. Pursuant to the Ramlall Separation Agreement, Mr. Ramlall’s employment with the Company is deemed terminated without cause for purposes of that certain Employment Letter, dated November 2, 2010, between Mr. Ramlall and the Company, and Mr. Ramlall became entitled to the following severance benefits: (i) $416,666; (ii) the accelerated vesting of 15,263 unvested restricted stock units (“RSUs”) held by Mr. Ramlall and a payment of $190,788 for dividend equivalents accrued with respect to such unvested RSUs; and (iii) payment of health insurance premiums until August 30, 2014.

The Ramlall Separation Agreement also contains customary release and non-disparagement provisions.

The foregoing description of the Ramlall Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Resignation of John Filipowicz and Appointment of Andrea Mancuso

On August 30, 2013, John Filipowicz, who was serving as the Company’s General Counsel and Corporate Secretary resigned from all positions with the Company, effective August 30, 2013.

In connection with Mr. Filipowicz’s resignation, the Company entered into a Separation and Release Agreement (the “Filipowicz Separation Agreement”) with Mr. Filipowicz. Pursuant to the Separation Agreement, Mr. Filipowicz’s employment with the Company is deemed terminated without cause for purposes of that certain Employment Letter, dated March 11, 2011, between Mr. Filipowicz and the Company, and Mr. Filipowicz became entitled to the following severance benefits: (i) $622,500; (ii) the accelerated vesting of 7,071 unvested RSUs held by Mr. Filipowicz and a payment of $88,388 for dividend equivalents accrued with respect to such unvested RSUs; and (iii) payment of health insurance premiums until August 30, 2014.

The Filipowicz Separation Agreement also contains customary release and non-disparagement provisions.

The foregoing description of the Filipowicz Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Also effective September 1, 2013, the Board of Directors appointed Andrea L. Mancuso, the Company’s Associate General Counsel and Assistant Corporate Secretary, to serve as the Company’s Acting General Counsel and Corporate Secretary. Information regarding Ms. Mancuso’s age, business experience, employment history and related matters are included in the Company’s definitive proxy statement for the annual meeting of shareholders held on June 12, 2013, which was filed with the SEC on April 30, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation and Release Agreement, dated August 30, 2013, by and between the Company and Richard Ramlall.

10.2	Separation and Release Agreement, dated August 30, 2013, by and between the Company and John Filipowicz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: September 3, 2013	By:	/s/ James Keeley
James Keeley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Separation and Release Agreement, dated August 30, 2013, by and between the Company and Richard Ramlall.

10.2	Separation and Release Agreement, dated August 30, 2013, by and between the Company and John Filipowicz.